UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                     (614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 25, 2014, beginning at approximately 10:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2015 (the fiscal quarter ended August 31, 2014).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share adjusted for restructuring.  This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Quarterly earnings per share adjusted for restructuring is calculated by adding impairment of long-lived assets, restructuring and other income and joint venture transactions (all after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based measure of earnings per share attributable to controlling interest of $0.63 and the earnings per share attributable to controlling interest adjusted for restructuring of $0.65 for the fiscal quarter ended August 31, 2014, as mentioned in the conference call, is outlined below.

Diluted EPS attributable to controlling interest	$0.63
Impairment of long-lived assets (after-tax)	0.02
Restructuring and other income (after-tax)	0.00
Joint venture transactions (after-tax)	0.00
Adjusted diluted EPS attributable to controlling interest	$0.65

In the conference call, management referred to free cash flow.  This represents a non-GAAP financial measure and is also used by management as a measure of operating performance. Free cash flow is calculated by adding bad debt income, net gain on sale of assets and the excess tax benefit from stock-based compensation to net cash provided by operating activities and then subtracting investment in property, plant and equipment (capital expenditures), dividends paid and net earnings attributable to noncontrolling interest.  The difference between the GAAP-based measure of net cash provided by operating activities of $54.5 million and the free cash flow financial measure of $24.0 million for the fiscal quarter ended August 31, 2014, as mentioned in the conference call, is outlined below (in thousands).

Net cash provided by operating activities	$54,485
Plus: Bad debt income	203
Net gain on sale of assets	2,830
Excess tax benefit - stock-based compensation	5,132
Less: Capital expenditures	(23,873)
Dividends paid	(10,112)
Net earnings attributable to noncontrolling interest	(4,652)
Free cash flow	$24,013

In the conference call, management referred to operating income, excluding restructuring charges, for the Registrant’s Steel Processing operating segment. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Steel Processing operating income, excluding restructuring charges, is calculated by adding impairment of long-lived assets and restructuring and other income to operating income. The difference between the GAAP-based measure of $35.9 million and the non-GAAP financial measure of $37.8 million (rounded to $38 million) for the fiscal quarter ended August 31, 2014, as mentioned in the conference call, is outlined below (in thousands).

Operating income	$35,869
Impairment of long-lived assets	1,950
Restructuring and other income	(30)
Operating income, excluding restructuring charges	$37,789

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On September 25, 2014, the Registrant held the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”)  as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.  At the close of business on August 1, 2014, the record date for the 2014 Annual Meeting, there were a total of 68,657,541 common shares of the Registrant outstanding and entitled to vote. At the 2014 Annual Meeting, were 61,892,190, or 90.1% of the common shares outstanding and entitled to vote, were represented by proxy or in person and, therefore, a quorum was present.

The vote on the proposals presented for shareholder vote at the 2014 Annual Meeting was as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Michael J Endres	53,148,814	1,890,394	6,852,982
Ozey K. Horton, Jr.	53,363,081	1,676,127	6,852,982
Peter Karmanos, Jr.	53,140,508	1,898,700	6,852,982
Carl A. Nelson, Jr.	40,674,508	14,364,700	6,852,982

At the 2014 Annual Meeting, each of Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr. was elected as a director of the Registrant for a three-year term, expiring at the 2017 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2015 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

The directors of the Registrant whose terms of office continue until the 2016 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

Proposal 2 — Approval of the Advisory Resolution on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
54.383,687	366,434	289,087	6,852,982

At the 2014 Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3— Ratification of selection of KPMG LLP as the Independent Registered Public Accounting Firm of the Registrant for the fiscal year ending May 31, 2015.

Votes For	Votes Against	Abstain	Broker Non-Votes
61,559,989	286,675	45,526	0

The shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2015.

Item 9.01.   Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2015 (Fiscal Quarter ended August 31, 2014), held on September 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: September 30, 2014	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary